UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2021

ENVIRO TECHNOLOGIES U.S., INC.
(Exact name of registrant as specified in its charter)

Idaho	000-30454	83-0266517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

821 NW 57th Place, Fort Lauderdale, Florida 33309

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (954) 958-6668

_______________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	not applicable	not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Recent Sales of Unregistered Securities.

On December 30, 2021, John A. DiBella, the chief executive officer of Enviro Technologies U.S., Inc. (the “Company”), and Raynard Veldman, a member of the Company’s board of directors and consultant to the Company, entered into conversion agreements with the Company and agreed to accept a portion of their accrued salary and consulting fees, respectively, in shares common stock of the Company at a price of $0.25 per share, which reflects a price per share of 127% above the December 29, 2021 closing stock price of $0.11. Pursuant to the conversion agreements the Company issued an aggregate of 620,000 shares of restricted common stock in satisfaction of an aggregate of $155,000 of accrued salary and consulting fees payable to Mr. DiBella and Mr. Veldman. The issuances were exempt from registration under the Securities Act of 1933, as amended, in reliance on an exemption provided by Section 4(a)(2) of that act.

The foregoing description of the terms and conditions of the conversion agreements is qualified in its entirety by references to such agreements which are filed as Exhibit 10.1 and Exhibit 10.2 to this report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2021, John A. DiBella, the Company’s chief executive officer, agreed to accept 500,000 shares of restricted common stock of the Company in satisfaction of $125,000 of accrued salary payable to Mr. DiBella under the terms of a conversion agreement. The information set forth in Item 3.02 of this report is hereby incorporated by reference into this Item 5.02.

Item 8.01	Other Events.

On January 5, 2022, John A. DiBella, the Company’s chief executive officer, advanced the Company $30,000 pursuant to the terms of a 4% unsecured promissory note. The note is payable on December 31, 2022 and accrues interest at a rate of 4% per annum. The foregoing description of the note is qualified in its entirety by references to the form of such note which is filed as Exhibit 10.3 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

		Incorporated by Reference			Filed or Furnished Herewith
No.	Exhibit Description	Form	Date Filed	Number

10.1	John A. DiBella Conversion Agreement dated December 30, 2021				Filed
10.2	Raynard Veldman Conversion Agreement dated December 30, 2021				Filed
10.3	Form of Promissory Note dated January 5, 2022				Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enviro Technologies, Inc.

Date: January 6, 2022	By:	/s/ John A. DiBella
John A. DiBella, Chief Executive Officer

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